UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): MARCH 26, 2004

TYCO INTERNATIONAL LTD.

(Exact name of registrant as specified in its charter)

BERMUDA	04-2297459
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

SECOND FLOOR, 90 PITTS BAY ROAD

PEMBROKE, HM 08, BERMUDA

(Address of registrant’s principal executive office)

441-292-8674

(Registrant’s telephone number)

ITEM 5.      OTHER EVENTS

                    On March 26, 2004, the Company issued the press release attached as Exhibit 99.1 to this report and incorporated in this Item 5 by reference.

SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYCO INTERNATIONAL LTD.

	By:	/s/ William B. Lytton
William B. Lytton

EXECUTIVE VICE PRESIDENT AND GENERAL COUNSEL

Dated: March 26, 2004